SUPPLEMENT TO THE FIDELITY SMALL CAP STOCK FUND, FIDELITY MID-CAP STOCK FUND AND FIDELITY LARGE CAP STOCK FUND JUNE 20, 1997 PROSPECTUS
The Board of Trustees of Fidelity Small Cap Stock Fund has authorized an increase in the redemption fee (payable to the fund) from 0.75% to 1.50% of the amount redeemed on shares of Small Cap Stock Fund redeemed on or after November 15, 1997 and held less than 90 days.
The following information replaces the similar information found in the "Expenses" section on page 5:
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower sales charges may be available for accounts over $250,000. See "Transaction Details," page 31 for an explanation of how and when these charges apply. Maximum sales charge on purchases
(as a % of offering price)
for Small Cap Stock 3.00%
for Mid-Cap Stock None
for Large Cap Stock None
Maximum sales charge on reinvested
distributions None
Deferred sales charge on redemptions None
Exchange fee None
Redemption fee (as a % of amount redeemed on shares redeemed before November 15, 1997 and held less than 90 days) for Small Cap Stock only 0.75%
Redemption fee (as a % of amount redeemed on shares redeemed on or after November 15, 1997 and held less than 90 days) for Small Cap Stock only 1.50%
Annual account maintenance fee
(for accounts under $2,500) $12.00
The following information replaces the similar information found in the chart on page 27:
If you sell shares of Small Cap Stock before November 15, 1997 after holding them less than 90 days, the fund will deduct a redemption fee equal to 0.75% of the value of those shares.
If you sell shares of Small Cap Stock on or after November 15, 1997 after holding them less than 90 days, the fund will deduct a redemption fee equal to 1.50% of the value of those shares.
The following information supplements the information found in "Shareholder and Account Policies" on page 33:
A REDEMPTION FEE if applicable, of 0.75% for shares redeemed before November 15, 1997 and held less than 90 days or 1.50% for shares redeemed on or after November 15, 1997 and held less than 90 days for Small Cap Stock, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If you bought shares on different days the shares you held longest will be redeemed first for purposes of determining whether the fee applies.